Exhibit 99.1

Boomerang Update (8 - K) March 2015 1 Copyright Boomerang Systems 2015

Confidentiality & Disclaimer • Certain statements made during this presentation are forward - looking and are subject to risks and uncertainties . These forward - looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives . The forward - looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us . Such forward - looking statements involve a number of known and unknown risks, uncertainties and other factors, including those risk factors identified in our annual report on Form 10 - K for the fiscal year ended September 30 , 2014 , in our quarterly report on Form 10 - Q for the fiscal quarter ended December 31 , 2014 , and other filings the Company makes with the Securities and Exchange Commission . You are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date the statements are made . We disclaim any intention and have no obligation or responsibility, except as required by law, to update or revise any of the forward - looking statements . • We do not intend to update or revise any forward - looking statements that we make in this presentation, or other documents, reports, filings or press releases, whether as a result of new information, future events or otherwise . • Actual results could differ materially from the forward - looking statements made during this presentation . When we use the words “believe,” “expect,” “may,” “potential,” “assume”, “anticipate,” “estimate,” “plan,” “will,” “could,” “intend,” “should,” “would,” “likely,” “demonstrate,” “continue” or other similar expressions, we are identifying forward - looking statements . • The forward - looking statements made during this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995 . • Although Boomerang believes that the assumptions contained in this presentation are reasonable, unanticipated events or developments may occur which cause actual results to differ from the assumptions . There can be no assurance that the assumptions will prove to be an accurate reflection of future events . Copyright Boomerang Systems 2015 2

Operations Highlights • Successful RoboticValet proof - of - concept: BrickellHouse certificate of occupancy in 2014 • Two added projects underway in Champaign IL and Hollywood FL • Growing pipeline of potential customers: after more than 5 years’ sales and marketing effort, proof - of - concept project builds momentum • New Senior Management in 2014 - 15, strong legacy team supplemented with deep expertise in user experience, engineering, architecture & project management • Strengthened balance sheet: completed Exchange Offer in October 2014, resulting in exchange of $20.5 million of convertible debt to common stock (98% participation) • Business model shifting to bundle user/consumer focus & fully - automated system Copyright Boomerang Systems 2015 3

Boomerang History, 2007-15


Amusement Park Rides
Automated Parking (Rack & Rail)
RoboticValet (AGV)
1st Prototype AGV-Based
Cost reduction, outsourcing
BrickellHouse CO
Consumer Product
ROBOTIC VALET (AGV-BASED)
Field-engineered
Engineered Systems
Lean Model
Complex Integrated Systems
"Rack-and-Rail" Automated Parking
Field-engineered
Automated Storage
Field-engineered
2007
2008
2009
2010
2011
2012
2013
2014
2015

- COSTA Hollywood FL
- HERE Champaign IL
- Pittsburgh PA
- San Juan del Rio, MEX
- Collins Ave Miami FL
- Crystal Springs, NJ
- Elliott Museum, Stuart FL
- BrickellHouse Miami FL

Copyright Boomerang Systems 2015

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Boomerang

BRICKELLHOUSE: proof of concept Copyright Boomerang Systems 2015 5 • Largest robotic parking garage in USA - 480 Spaces, 13 Levels on Brickell Avenue in Miami • $6.8 million of 2013 - 14FY revenue • Certificate of Occupancy (CO) received on - schedule (Oct. 2014) • Fully - automated operation: ~ 200 daily parking transactions for condo - owners, tenants and guests • 10,000 transactions through February 2015, scaling up to full capacity during 2015

Boomerang

Patent Pending

RoboticValet®

BOT | **LIFT** | **PORT**







Beginning 2009 incorporated 2nd & 3rd generation components, embedded controls and software, resulting from years of product development and prototyping

BOT: Fully-autonomous, omni-directional, battery-powered robot (AGV) that lifts and carries cars parked on self-supporting steel trays; travels in any direction (including sideways) and spins 360° on solid concrete floors

LIFT: Proprietary heavy-capacity, high-speed vertical conveyor

PORT: Robotic customer interface that is a complex asset incorporating customer kiosks, mechanical tray server, hidden robotic entry/egress pathway, weight load cells, high-resolution cameras, laser size scanners, and many consumer safety features

Copyright Boomerang Systems 2015

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Boomerang

Boomerang Patent Pending

RoboticValet®

Features

- Fully modular
- Repeatable system, standard components
- Works with any layout
- Robots lift trays, so nothing touches vehicles
- Transports vehicles in any direction
- Rotates vehicles without a turntable
- Lifts payloads up to 7000 lbs
- Made in the USA







Value Proposition

- **Densification** (requires less space to park the same number of cars than conventional human-parked cars)
- **Automation** (lower operating costs)
- **Safety** (no human occupants of garage, secure and well-lit user area, many safety features)
- **Asset Protection** (minimizes human error and resultant insurance claims)
- **History Collection** (garage usage, demographics, etc.)

Copyright Boomerang Systems 2015
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Boomerang

RoboticValet Value Proposition Copyright Boomerang Systems 2015 8

RoboticValet Value Propositions • Eliminating ramps & reducing internal circulation driveways and space between parked cars, uses up to 50% less space to park the same number of cars • Enables developers to increase the profitability of their projects by: – parking up to twice the number of cars, – reclaiming valuable GFA for higher value use – reducing the cost of construction when parking is below grade, in rock or water • Robotic parking is viewed as a luxury amenity by tenants, because all tenants receive VIP parking spaces in a well - lit conveniently located area • Developers realize parking in ramp garages will soon be seen as a negative by prospective tenants Copyright Boomerang Systems 2015 9

RoboticValet Value Propositions Copyright Boomerang Systems 2015 10 Up to 50% Less Space To Park Same # Cars Unlock Valuable Real Estate

RoboticValet Superior to Rack & Rail 1 st Design Decision: Solid Concrete Slab Construction & Safety – Fire fighter access is easy and safe - just like conventional garage – Acceptable and cost - effective fire separation between floors – Maintenance personnel do not require safety harness to service equipment – Concrete is stronger, safer, easier to engineer, can be competitively bid – Much easier approvals 2 nd Design Decision: Omni - Directional Battery - Powered Robots – BOTS navigate through large or irregularly - shaped garages – Move from floor - to - floor to accommodate demand spikes – Avoid creating bottlenecks in high traffic areas – Travel around obstacles , providing unparalleled redundancy – Easy to service . Disabled robot can be pushed into empty parking space 3 rd Design Decision: Self - Supporting Stacking Steel Trays – Robots move freely underneath parked cars – Multiple lanes of lateral movement means no single point of failure – Trays lifted and moved without touching car – No issue with slowly leaking tires, packed snow, mud flaps, and dangling mufflers – Stacking trays eliminates need to return empty trays each time a car exits Copyright Boomerang Systems 2015 11

Consumers & User Experience Copyright Boomerang Systems 2015 12 • BrickellHouse system now in its 6 th month of continuous operation – Daily, high - volume operation provides real - time user feedback – 10,000 transactions through March 2015 • Increased consumer focus: large number of users, interacting with system every day • Boomerang has accessed a deep network of experts and has recruited a strong bench of highly - experienced systems integration and user - experience professionals • Strong system architect leadership enables rapid incorporation of improved user experience into system

Sales & Market Analysis • Growing pipeline of potential customers: after more than 5 years’ sales and marketing effort, proof - of - concept site builds momentum • Opportunity for targeted marketing and branding efforts to further accelerate adoption, bookings growth • Increasing scale and productivity of sales organization; with BrickellHouse proof - of - concept, poised to accelerate and scale - up organization 13 Copyright Boomerang Systems 2015

Current Projects

BrickellHouse Condo Tower, Miami



- 480 Parking Spaces
- CO Received in October
- System in Operation
- Increasing daily transactions, from ~200 in March 2015

Student Housing at University of Illinois



- 240 Spaces
- Champaign, IL
- Garage Structure Complete
- Installation Underway
- Scheduled to Open Summer 2015

Costa Condo Hotel Resort, Hollywood, Florida



- 175 Spaces
- Hollywood, FL
- Structure Nearing Completion
- Equipment Being Fabricated
- Scheduled to Open Late 2015

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Boomerang

Project Backlog & Near - term Pipeline 15 # Parking Booked Projects Location Spaces Revenue ($M ) Luxury Condos Miami FL 480 7.6 M Student Housing Champaign IL 240 3.2 M Condo Hotel Hollywood FL 175 4.3 M Subtotal $15.1 M Near - term Prospects ( 2015 - 16FY) : * Expected # Est. Gross Parking Spaces Contract Price Luxury Condos Southwest 95 2 M – 3 M Luxury Condos S. Florida 235 3 M – 4 M Luxury Condos S. Florida 210 4 M – 5 M Luxury Condos Southwest 100 2 M – 3 M Residential Towers S. Florida 700 13 M – 15 M Commercial Tower S. Florida 350 6 M – 8 M Student Housing Mid - west 475 4 M – 5 M Subtotal $34 M – 43 M * Represents prospects for which Boomerang has made a proposal or received a request for proposal or with which Boomerang is currently negotiating and Boomerang’s estimate of the gross contract price based upon current discussions. There can be no assurance that a contract for a project will be executed with any of these prospects at the expected contract value or at all . Copyright Boomerang Systems 2015

Infrastructure (business tools in place) Boomerang business processes based upon sophisticated infrastructure suite: • RoboticValet Management System (RVMS): lean, integrated MRP system (2014) • Atlassian collaboration tool (2014) • Salesforce.com (2008) • QuickBooks: (2008) • AutoMod: simulation tool (2013) • SolidWorks: CAD/CAM (2008) • Google Enterprise: communication tools (2008) Copyright Boomerang Systems 2015 16

Financial • BrickellHouse proof - of - concept; Champaign and Hollywood projects currently underway • Growing pipeline of potential contracts; in discussion with prospective near - term customers • Maintaining lean overhead cost structure, targeting 25% gross margins, strategic investments in user experience & scalability • Long - term, supportive investor base • Successfully completed October 2013 Exchange Offer – $20.5 million in convertible debt exchanged for common equity; 98% participation • December 2014: upsized secured loan to $14.9 million; $6 million of cash and additional borrowings available as of March 1, 2015 • Enterprise scale - up ongoing, including marketing, product enhancement, East Coast US assembly and research facility Copyright Boomerang Systems 2015 17

• 40 years’ experience in IT, MIS, software, robotics, integration • Chief Product Officer, ID Analytics ( LifeLock ) • Chief Architect, Intuit (TurboTax) • IT Director, United Health Group • Sr Mgmt. positions at United Health, Xerox , SPLS, Kurt Salmon • Expertise in integration of large, complex systems Senior Executive Team • 25+ years’ experience in global real estate • Managing Director and Head of Real Estate Global Principal Investments of Merrill Lynch • Global Head of Real Estate Investment Banking, Citigroup Copyright Boomerang Systems 2015 18 MARK PATTERSON CHAIRMAN JAMES GELLY CEO GEORGE GELLY EVP & COO • 25+ years’ experience in global, large - cap industrials • CFO of Rockwell Automation , Ingersoll Rand , Misys (London), Constellium (Paris) • 10 years with Honeywell International • Industrial automation & technology, software & services

Mark Patterson, Chairman • Chairman of Boomerang Systems since 2012; Chief Executive Officer from 2010 until January 2015 • Previously, Managing Director and Head of Real Estate Global Principal Investments of Merrill Lynch, where he oversaw principal investing activities – Joined Merrill Lynch in April 2005, as Global Head of Real Estate Investment Banking; in 2006 became Co - Head of Global Commercial Real Estate which encompassed real estate investment banking, principal investing and mortgage debt • Prior to joining Merrill Lynch, Mr. Patterson spent 16 years at Citigroup as Global Head of Real Estate Investment Banking • Associate, Real Estate Investment Banking Group, Chemical Realty Trust in New York (1987 - 89) • Auditor of real estate companies in Real Estate Division of Arthur Anderson and Co. in Houston, Texas (1982 - 85) • Board member of General Growth Properties Inc (NYSE:GGP) and UDR, Inc. (NYSE:UDR) • Education: – B.A., College of William and Mary – M.B.A., Darden School of Business at University of Virginia Copyright Boomerang Systems 2015 19

James Gelly, CEO & Director • EVP & CFO, Constellium (NYSE:CSTM), Paris (2010 - 11) • EVP & CFO, Misys plc, (LON:MYS), London (2008 - 10) • SVP & CFO, Ingersoll - Rand (NYSE:IR), New Jersey & North Carolina USA (2007 - 08) • SVP & CFO, Rockwell Automation (NYSE:ROK), Milwaukee WI, (2004 - 07) • VP & Treasurer, Honeywell International (NYSE:HON, formerly AlliedSignal), New Jersey(1999 - 2003) • General Motors Corporation (NYSE:GM), New York City, Brussels & Sweden (1987 - 1994) • Education – MBA, University of Virginia (Darden School), Charlottesville VA – MA (Ord.), University of St. Andrews, St. Andrews, Scotland – BA, Davidson College, Davidson NC Copyright Boomerang Systems 2015 20

George Gelly, EVP & Chief Operating Officer • SVP & Chief Product Officer, ID Analytics, division of LifeLock, Inc. (NYSE:LOCK), California (2013 - 14) • INTUIT Inc. (NASDAQ:INDU), California (2009 - 13) – Director, Product Delivery – Consumer Group – Product Manager, Consumer Financial Ecosystem – Product Manager, Chief Architect, Director of Product Development, Intuit Health Group • Director – Information Technology, UnitedHealth Group (NYSE:UNH), Minnesota (2004 - 09) • Managing Partner, CEE Systems Services LLC, Georgia (2000 - 04) • CIO & Director, LUMENOS (Internet Health Insurer, Washington DC) (1999 - 2000) • Regional Managing Principal, XEROX (NYSE:XRX) Customized Technology Division, Georgia (1998 - 99) • CIO – Southeast Region, STAPLES (NASDAQ:SPLS) Direct Sales Division, Georgia (1994 - 98) • Manager, KPMG Peat Marwick LLP Management Consulting Practice, Virginia (1991 - 94) • Project Manager, NSI (NYSE:NSI) Information Services Group, Georgia (1991) • Vice President, Bottomley & Associates Software Services Division, Georgia (1990 - 91) • Managing Partner, JMR Software, Inc. (Software & IT Facilities Management, Georgia (1987 - 1990) • Senior Consultant, Kurt Salmon Associates Information Technology Practice, Georgia (1982 - 87) • Education & certifications – Bachelor of Electrical Engineering, Georgia Institute of Technology, Atlanta, GA – US PATENT: 8,423,380 B1 (Method & System for Interactive Health Regimen Accountability & Patient Monitoring Copyright Boomerang Systems 2015 21